UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

December 11, 2025

THE CAMPBELL’S COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3822	21-0419870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campbell Place

Camden, New Jersey 08103-1799

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (856) 342-4800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Information.

On December 11, 2025, The Campbell’s Company (“Campbell’s” or the “Company”) priced an offering of $550,000,000 aggregate principal amount of senior unsecured notes bearing interest at a fixed rate of 4.550% per annum, due March 21, 2031 (the “Notes”).

The Notes were offered and sold pursuant to an Underwriting Agreement dated December 11, 2025 (the “Underwriting Agreement”) among Campbell’s and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC as representatives of the several underwriters named therein, under Campbell’s’ automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-274048) filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2023. Campbell’s has filed with the SEC a prospectus supplement, dated December 11, 2025, together with the accompanying prospectus dated August 17, 2023, relating to the offering and sale of the Notes. The Notes were issued on December 15, 2025 pursuant to an indenture dated as of March 19, 2015 (the “Original Indenture”) by and between the Company and Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association, as retiring trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 17, 2023 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”) among the Company, Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association, as retiring trustee), and U.S. Bank Trust Company, National Association, as successor trustee for any series of debt securities issued in the future.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of the Notes, each of which is incorporated by reference into the Registration Statement. The Underwriting Agreement, the Indenture, the First Supplemental Indenture, and the form of the Notes are attached to (or incorporated by reference as an exhibit to) this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement dated December 11, 2025 among Campbell’s and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of March 19, 2015, between Campbell’s and Wells Fargo Bank, National Association, as trustee, is incorporated by reference to Campbell’s Current Report on Form 8-K (SEC file number 1-03822) filed with the SEC on March 19, 2015.

4.2	First Supplemental Indenture, dated as of August 17, 2023, between Campbell’s, Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association, as retiring trustee), and U.S. Bank Trust Company, National Association, as successor trustee, is incorporated by reference to Exhibit 4.3 to Campbell’s Registration Statement on Form S-3 (SEC file number 333-274048) filed with the SEC on August 17, 2023.

4.3	Form of Note.

5.1	Opinion of Marci K. Donnelly - Vice President and Deputy Corporate Secretary.

5.2	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Marci K. Donnelly - Vice President and Deputy Corporate Secretary (included in Exhibit 5.1 hereto).

23.2	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.2 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CAMPBELL’S COMPANY
Date: December 15, 2025

	By:	/s/ Todd E. Cunfer
Name: Todd E. Cunfer
Title: Executive Vice President and Chief Financial Officer